UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): October 4, 2005

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 5.02(b) of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)          On October 4, 2005, James G. Berges indicated he will retire effective November 1, 2005, as a member of the Board of Directors and as President of Emerson Electric Co. (“Emerson”). It is expected that Mr. Berges will become a consultant to Emerson, under terms to be determined.

(c)          David Farr, Emerson’s Chief Executive Officer, is expected to be elected and assume the duties of President at the next meeting of the Board of Directors on November 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO.
(Registrant)

Date: October 11, 2005	By:	/s/ H.M. Smith
H. M. Smith
Assistant General Counsel and
Assistant Secretary